THE SARATOGA ADVANTAGE TRUST

Portfolio	Class I	Class A	Class C
Energy & Basic Materials	SEPIX	SBMBX	SEPCX
Financial Services	SFPIX	SFPAX	SFPCX
Municipal Bond	SMBPX	SMBAX	SMBCX

Supplement dated October 27, 2025 to the Class A Prospectus, Class C Prospectus, and Class I Prospectus (the “Prospectuses”) and the Class A, Class C, and Class I Statement of Additional Information (the “SAI”) of the Energy & Basic Materials Portfolio, the Financial Services Portfolio, and the Municipal Bond Portfolio (the “Portfolios”), each dated December 30, 2024.

This Supplement updates and supersedes any contrary information contained in the Prospectuses and the SAI.

The Board of Trustees of The Saratoga Advantage Trust (the “Trust”), based on information provided by Saratoga Capital Management, LLC, the investment manager of the Portfolios, has concluded that it is in the best interests of the Portfolios and their shareholders to discontinue the Portfolios’ operations. The Board of Trustees has determined to close the Portfolios and redeem all outstanding shares on December 17, 2025 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Effective the close of business on the Liquidation Date, the Portfolios will cease selling shares to new investors or existing shareholders, including through exchanges into the Portfolios from other Portfolios in the Trust, and the investment adviser to the Energy & Basic Materials Portfolio and the Financial Services Portfolio, Smith Group Asset Management, LLC and the investment manager of the Municipal Bond Portfolio, Saratoga Capital Management, LLC, will begin liquidation of the Portfolios’ investments. As a result, the Portfolios will no longer pursue their stated investment objectives and will begin liquidating their portfolios. The Portfolios will hold cash and cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash. Shares of the Portfolios are otherwise not available for purchase.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectuses entitled “Redemption of Shares.” Shareholders may also exchange their Portfolio’s shares for shares of the same class of any other Portfolio in the Trust, as described in and subject to any restrictions set forth under “EXCHANGE PRIVILEGE” in the Prospectuses. Unless your investment in the Portfolios is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Tax Consequences” sections in the Prospectuses for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE PORTFOLIOS PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF SUCH SHARES AFTER THE PORTFOLIOS HAVE PAID OR PROVIDED FOR ALL OF THEIR CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH

MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE PORTFOLIOS, DUE TO THE PORTFOLIOS’ SHAREHOLDERS WILL BE SENT TO A PORTFOLIO SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIOS AT 1-800-807-FUND.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of the Portfolios’ shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Portfolios at 1-800-807-FUND.

Investors Should Retain This Supplement For Future Reference.